Exhibit 3.2

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

MEWBOURNE ENERGY PARTNERS 08-A, L.P.

This Certificate of Amendment to Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 08-A, L.P. (the “Partnership”) is being executed and filed by the undersigned general partner under the Delaware Revised Uniform Limited Partnership Act.

ARTICLE ONE

The name of the Partnership is MEWBOURNE ENERGY PARTNERS 08-A, L.P.

ARTICLE TWO

Article Four of the Certificate of Limited Partnership of the Partnership is hereby amended in it entirety to read as follows:

The name and business address of the managing general partner of the Partnership are Mewbourne Development Corporation, 3901 S. Broadway, Tyler, Texas 75701. The names of the investor general partners admitted to the Partnership are set forth on Exhibit A hereto. The business address of the investor general partners is 3901 S. Broadway, Tyler, Texas 75701.

IN WITNESS WHEREOF, the undersigned, the managing general partner of the Partnership and the attorney-in-fact for each of the investor general partners set forth on Exhibit A, by and through a duly authorized officer thereof, has executed this Certificate of Amendment to Certificate of Limited Partnership on this 31st day of July, 2008.

MEWBOURNE DEVELOPMENT CORPORATION, acting for itself and as attorney-in-fact for each of the investor general partners as set forth on Exhibit A

By:	/s/ J. Roe Buckley
J. Roe Buckley, Chief Financial Officer

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

ESTHER CALCATERRA REV LIV TRST	TODD & TINA LIBERTO

THOMAS C BODE	DONNA T & DAVID L MAJCEN JR

CLAUDIA H PETERS	JAMES & JAMIE SULLIVAN

EDWARD G &REBECCA A LIPPITT	RANDALL E & VELIA L CONGER

ROSEMARY KINDER REV LIV TRUST	JOHN & MAURA MCDONALD

BERNARD E RODELL REV LIV TRUST	DAVID & LORELIE ANDERSON

HUMPHRIES REV LIVING TRUST	CARYL H WILSON

LINSIN REVOCABLE LIV TRUST	BEVERLY J HITE

GARY M & J DELORES NIEMEYER	CHARLES E SHELTON JR

J PAUL KITCHENS	JON R & PATRICIA ALEXANDER

VERNON J & BETTY JANE SCHMITZ	NAN & ROBERT MOSLEY

CARL J & JUDITH A MODZINSKI	SCOTT J MOREY

JOHN P CAVANAUGH REV LIV TRUST	DANIEL J EVANS

JAMES J & LINDA A STRAGAND	JAY I BROWN

LORIN CHUN	DOUGLAS E ZIMMER LIVING TRUST

VINCE BLOM	THOMAS W HENSON JR LIV TRUST

ROBERT J WAFER	CHARLES A SCHWAB

KAWASHIMA LIVING TRUST	RICHARD H FITZGERALD II

KATHLEEN Y AHUNA TRUST	GREGORY L FRAZIER

MARILYN GRANT REV TRUST AGMT	RONNY & KAREN POPE REV TRUST

JERRY J & JOANNE PALUMBO	JOHN A LAKE

WANDA L ANDERECK REV LIV TRUST	HAL L GREEN MD

RANDA S HAWATMEH REV TRUST AGM	THOMAS SCHROEDER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JOHN D & KAY M VAN RYSWYK	CARMINE FUCCILLO

LEONARD LYNCH	GREGORY & RENESSA FONTENOT

MAU LIVING TRUST DTD 4/11/97	RONALD G SNOWDEN

GEORGE H & JERI A LEVESQUE	JOHN & DIXIE DICKMEYER

LESTER L DILLS REVOCABLE TRUST	ERIC M & PAULA J VIGRASS

KENNETH HALVELAND LIVING TRUST	VERNA B DUTTON TRUST

CHARLES & GAIL KREITNER	JEROME L & SANDRA BONVIE

KNESS TRUST AGREEMENT	MINER FAMILY TRUST

MAL L MCSWAIN	WISOTSKY FAMILY TRUST

DONALD L & CHARLOTTE LINQUIST	JOHN P & LINDA K CHEMALY

LLOYD G & KAREN TURNER	VIRGIL & PAULETTE CORCORAN

ALVIN M ABE	JAMES R & DENISE HAVLAN

GENE NOWAK	JOHN W HOGG FAMILY TRUST

SARA A PARSONS	FERGUSON LIVING TRUST

MICHAEL J FORKINS	KENNETH W ERNST

DINEEN M EBERT REV TRUST	DAVID PEARSON

PHILLIP GRILLO	BRADLEY J BUTLER JR

THOMAS & MARGIE CARTER	GEORGE H JR & JANE O CAIN

JAMES M STANFIELD	JOHN P & CAROL GALLIVAN

NEAL & JOANNE STEARNS	ELVERT D NEW

LORETTA PERRY REV TRUST	MICHAEL & CAMILLE BIANCO

ROBERT A & ELLA M RUSSELL	JOSEPH H BAREKMAN

JOHN J NESWADI JR	TILBURY LIVING TRUST

MAGGIE KLEIN	MARK & JULIE WEINBERG

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JOSEPH D JR & RETA C ADAMS	JOSEPH GRABER & J ALEXANDER

GEORGE R HARTNETT	JERRY G & CARLA R GABBARD

R JEFF BORLAND	JOHN J NANIA

CARY M TOKUNAGA	MARSHA AMBROSE

BRUCE B & GABRIELE D CLARK	MARY G HUDGINS

NAES LIVING TRUST DATED 2/6/1	SUSAN M KING

EDWARD P MURRAY	ARNERICH FAMILY TRUST

WATSON REVOCABLE LIVING TRUST	BRIAN J & KIMBERLY D LAUBER

JAY A WALLINGER	BYRON D OLIVER

THOMAS R SR & DONNA L KRINGS	CHARLES W SCARANTINO

RICHARD A RENTSCHLER	PAUL A & SHARYL D FERLEY

BOBBY T LEE REV LIVING TRUST	LYNWOOD M & JUDITH S DRISKILL

EDWARD F CLARKE LIV TRUST	ANDREW J & CARMEL F LUCIBELLO

STEPHEN W COLBY	ALAN & JANET MEIER

KRAFT FAMILY TRUST	JAY LOVERING

WILLIAM B COLBY	RANDALL S CRAM

ARTHUR A YOSHIMURA	RICHARD & MARY GLENDENING

HEWITT FAMILY TRUST	LARRY D & LISA FRIEDMAN BOYD

REID T IWAMOTO	C E WOLFF

MARILYN M SUE LIVING TRUST	LINDA D CUMMINGS REV TRUST

TIMOTHY D SCHROEDER REV TRUST	WILLIAM C ZIEGLER TRUST

RONALD & JOAN SAEGER	WILLIAM BART ZIEGLER TRUST

MATTHEW & HEATHER BRUENING	LLOYD B ALFORD

SARAH P BAILEY	EDWARD J & CAROL L HALIKMAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

LEROY COOK	FRANK & JUDY COPPA

RHODES REVOCABLE LIVING TRUST	KENNETH SORAYAMA REV LIV TRUST

CARROL A MCILROY	JEAN N OXENFORD

JAMIE L VILLEGAS	KEITH DYKES

KANCAVICUS FAM LIVING TRUST	PRINCESS A COLEMAN

ERNEST & PATRICIA ADAIR TRUST	PETRICH FAMILY REV TRUST

TWYLA JIMENEZ & R R SHURTLEFF	MATTHEW A TREANOR

ROBERT CHARLES & BEVERLY EVANS	BOBBY L HURD

KONICKY FAMILY LIVING TRUST	RUSSELL W BRINKMAN

EATHERLY LIVING TRUST	RICHARD & ELIZABETH LEARY TRST

PATRICIA P BAILEY	TERRY J & KAREN K RODBERG

JOSEPH D GORG REV LIV TRUST	JARED L & MELISSA K JENSEN

WHITLOCK FAMILY LIVING TRUST	KEITH A JOHNSON

JERRY D MCINTIRE	ROGER E BATTERSON

SAUNDRA A ROHRER REV TRUST	GLENNA S ROEDER

GORDON E & SHIRLEY A ANDERSON	GREGORY L DURRETT

HARRY YOSHIYUKI TSUJI REV TRST	SANDRA C MILLER

JAMES R DAVIS	R A MIDDLEBERG & D M HERSHOCK

JANET JOKISCH REV LIV TRUST	TIMOTHY J & NINA L PATER

WILLIAM R TROEGNER	DAVID C & LYNN G SHEFFIELD

JAY H JONES	ROGER C BROSSMER

EMORY L MOORE	MONTY L NUSS IRREVOCABLE TRUST

STEPHEN J & JO E SCHAAF	KIM A ULLMAN

PAUL POESSNECKER	MICHAEL P IRISH

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

GERALD W & MARY ANN ALLEN	DONALD C & NICYCLE G BERGE

ROBERT F & MARGARET A RIVERS	GLENN D ENGLISH

HELEN RULEY	ROBERT ROGERS & CAROLINE BYRD

NORMAN R STRICKLAND JR	LANCE MCINTOSH & HOLLY HANING

STEVEN C FEDER	THOMAS H TAFT

KENNETH M TROMBLY LIV TRUST	ARDEN A & BARBARA A SELVERIAN

JOSEPH C LONG	PETER A & TERESA L VONRUDEN

DEANNE W L HO	HENRY J MACFARLAND

LAWRENCE M T CHEW	DAVID WINKLER

DOUGLAS S & GAYLE R HERBERT	JAY MARK & KEELI L JERNIGAN

SCOTT & SARAH FREEDMAN	TRAVIS E & DONNA K WARREN

JACK & SANDRA PENDERGRAPH	EVELYN E COLLIS

WENDELL P HUMMEL	PAUL D ANDERSON

WESLEY J J CHOY	RICHARD L GATES

SANDRA Y S YAP LIVING TRUST	THOMAS R ECHOLS JR

JAMES R & DONNA M BURGARD	EARL & SYLVIA BRANTLEY TRUST

BROWN FAMILY LIVING TRUST	ROBERT A & V DOLORES PATTERSON

EMANUEL A & LAURA E MANATOS	PAUL HUDAK

JAMES R WHITMORE	BLANE BAUCH

DAVID A HENLEY	DAVID L & MARGARET M FRUSHOUR

LORRAINE J LOUDER TRUST	BENJAMIN R & GWENDOLYN T SUGGS

CHARLOTTE LEE	LEE M & CHERIE M SUGGS

DR HARTLEY POLASKY	DAVID T PARKER

MAGRID WICHERS	JEFFREY D BUCK

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

WAYNE & SHARON PASCHALL	LARRY & REBECCA MCDONALD

ROBERT M & TONI N GARRETT	BARBARA S GOLDSTEIN

JOHN R & DONNA S COWDREY	LYNNE C RYAN

ETHEL C PETTIGREW	ERIC & LISA SORENSEN

GREGORY M ELLIS	HENRY E LOONEY

TIMOTHY D & CHRISTINE CAHALAN	RCB ENERGY ENTERPRISES III

KEN GEORGE	E LARRY & PATRICIA N FONTS

MARY K JARRELLS LIVING TRUST	SHARON P LANGE

ANN MARIE SILVIUS	MARION PELEMAN

RONALD & SUSAN MEREDITH	JILL P LINFERT

CECELIA ANDRES	ERNEST E DEW

NANCY HEDRICK	BRIAN R MILLER

EUGENE F HOLLAND SR	DENNIS & NANCY SCHULZE

SHERRI DAVIS	BRIAN N HEINEN

SARA KRULWICH	BRENDA L JONES REVOCABLE TRUST

CLAUDIA B HUBBARD	JESSE J JR & LUBOV A V GRIFFIN

RODNEY KUM FAI LEE REV TRUST	JOHN A & ELIZABETH ENGELHARDT

EMMETT & MEI LI KINNEY	GARY W PARKER

WILLIAM SCOTT KOERNER	ROBERT J & JANE M BROEK KRAMER

JEROME E & JOAN R SMOLA	NEV HEV INVESTMENT LLC

LOUIS DITOPPA	DONALD C & DIANNE H TURNER

WILLIAM EASBY-SMITH	ERIN MARIE BELL REVCBL TRUST

ROBERT J & CATHERINE HEINSOHN	CURTIS & BETH LEEPER

SUSAN AINSLIE	ALEX PAOLETTO

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

RICHARD W PHILLIPS	ISABEL L LEA

MARJORIE J REID FAMILY TRUST	GENEVIEVE LAIGO TSTMTRY TRUST

RICHARD LEHRER	E TENG & T R LEARY LIVING TRST

MICHAEL L FRITZ	JOHN H MAI

BEVERLY ANN ROSVOLD	DAN L DRESSER

GERALD S CALVERT	DONNA M BENNE REVOCABLE TRUST

DOUGLAS J SHILLIDAY	GARY LINDENBAUM

LEONARD & CORINNE BICKMAN TRST	DAVID KENNEDY

TED HASSELBRING	JEFFREY & JANA A REBOULET

CHRISTOPHER J RANCK TRUST	JOHN E LANDWEHR LIVING TRUST

MCARDLE FAMILY LIVING TRUST	JOAN M GRUEBNER LIVING TRUST

MAX & ROMA MILLER	SZWARGULSKI REV LIV TRUST

SPENCER & MARGARET GRYZ	MICHAEL F SCHUERMANN TRUST

JOSEPH & DOROTHY SCHMELZEIS	RONALD & CAROL SCHMIDT LIV TR

A M & GERALDINE T YAZDI	DAVID M & JANE DICKERSON TRUST

TAMARA J VANDENBERG	JAMES W & ELAINE M BORLAND

GUANGHUA LIN & ZHIBEL YANG	ROBERT F & MARY C CHITWOOD

JAMES W BRASWELL JR	DAVID COOK

JON GUSTAFSON	MICHAEL & DAWN CHITWOOD

PARISH M CROPP	MARTY GAWLAS

MICHAEL L CATLETT REV TRUST	THOMAS M & BARBARA TUGGLE

CHRISTOPHER FASNACHT	LANGE FAMILY TRUST

BARBARA TISHERMAN	MARVIN & RUTH HIDDLESON TRUST

MARIJANE G WAYMON	CRABTREE ENTERPRISES LLC

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

H JAMES & JEAN E ESTILL	SHANNON M SIMS TRUST

THOMAS PRICE	MICHAEL E & KAREN L GODAR

JAMES & SHARON MEAD TRUST	FENNELL & MONDAY LIVING TRUST

DONALD E & PATRICIA MCFARLAND	FLOYD R DEAL JR LIV TRUST

KEVIN E HARRIS TRUST	RETT & JEANNE HUMKE

ANITA C DAVIS TRUST AGMT	RONALD L & JOYCE E SWANSON

GARY L & SHIRLEY J MATHES	JIMMY R & CAROLYN Z EDWARDS

JEFFREY A & DEBRA J CARDWELL	PATRICIA YODER & ROBERT WISE

PAUL H BENSON	DAVID W & DIANE M PETERS

PATRICIA ANNE OTTNEY REV TRUST	WILLIAM & CAROL BROWN

NORMAN W & NIKKI L BENSON TRST	TED & ELLA BEELER REV TRUST

PAUL & AMANDA BROWN	MARC ROCHMAN

GREGG A SMITH	GEORGE G MILNE

PETER M & MARY B DEVEAU	JOHN M & DEBORAH L GENTRY

LINDA BOBO	EMMETT B FORMBY

MITHILESH K SINGH	JAMES H SWAIN

ROSEMARY A & JOSE M JR SUMAJIT	ROBERT C SENF

KNOWLES A OVERHOLSER	LINDA HOFFMAN

WILLIAM N ENGLE	SANDRA DALEIDEN

KATHLEEN H THORPE	K LAURIN-MARTIN & J C MARTIN

DAVID N & ALISON MAIDER	TIMOTHY LIVELY

THOMAS L & MARY C HEYOB	JEROME E DAVIS TRUST

DAVID K ENDO TRUST	STANLEY J & SUZ-ANN KIRBY

EDWARD & SHARON APY	GREG & MEREDITH MCALISTER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

AMY G HENRY REV TRUST	MARY ANN GALLUS 2006 REV TRUST

DONNA ALEXANDER REV TRUST	BETTY M HONBO REV LIV TRUST

GARY L & JULIE A COOPER	LEROY ALLEN

BRENT G & KRISTIE L BOEHRINGER	ROBERT A PIQUETTE

SUSAN T DUPONT REV TRUST	ELAINE C DAWSON REV LIV TRUST

LYNIA BAILEY	SUSAN M SANDVIG-SHOBE

WALTER K HORIKOSHI	TOM DAGENBACK

BONNIE ROCHMAN & DOV PINKER	JOHN B SPENADER TRUST

DIANE LEWIS	SHERENE HUNTZINGER

KENNETH E BAKER	IRVING ROSENBLUM LIVING TRUST

CRAIG S & KYRA L STROMGREN	NANCY M CLAYTON

JOSEPH FRANK & JOAN GLICK	DON L FISHER

ANDREA M FOLTZ	MARK BRYANT

JAMES W ALLEN	ROBERT H HOH

BRUCE HOWELL	DEBORRAH F & DANIEL VANDIGO

JOHN F & TANA M TENOLD	ROBERT Y BAIR

MATTHEW D BEALS	THERESA M SMITH LIVING TRUST

PELHAM N & MARION D NORRIS TRS	PAUL C LAGUE

ROBERT J MCKEEVER	DANIEL J FITZSIMMONS

ROBERT S & DAISY RAPP	JERRY & LYNETTE THUETT

DENNIS S & GLORIA SIROSKY	NILS C KONIKSON

DONALD R & DONNA J MCCURDY	RAY & LINDA SECH

DAVID W ELLIOTT REV TRUST	MEREDITH A NEIZER

W R WITZKE LIV TRUST	GILBERT DOLGIN REV LIV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

KENNETH A & GAIL A BATTERBEE	GALEN & KATHY COBB

ELAINE LADIN STEINGER REV TRST	ROBERTA LEVINE DANIELS TRUST

RODNEY E COLEMAN	NOBLE J & JOAN WILEY LIV TRUST

JAMES W & LORRAINE M RUSSELL	MICHAEL J & SANDRA J FARRELL

RICHARD CODER	HOUSTON H & VICKI D NICHOLS

RICHARD B CARLSON	DAVID R MILES

CORNELIA WENGHOEFER	MARC & NADIA GROEDEL

WEISSBERG FAMILY TRUST	RANDY G & KERRY D CAIN

KINSEY FAMILY TRUST OF 2004	HASHIM M YAR & MARIA Y WOLOSON

DAVID A & ELIZABETH M SMITH	SHANE M TUBRE

WILLIAM L SABER	L DONALD MARCINKIEWICZ TRUST

MARK D FOWLER	DARYL C & JILL A DEBOL

JAMES R & PAULINE C MACKINNON	NICHOLAS PROPERTIES LLC

ANDREA T FRAZER LIVING TRUST	ANNABEL E PAGE

ANDREW M LEBBY	DARRELL DENHOF

CAROL L HAERTLEIN	DONALD D & PAMELA J LAGER

MELINDA LINDBERG	STEPHEN R & CHERYL A MIXSON

MARILYN J LINTON LIVING TRUST	JACK C GOSS LIVING TRUST

PATRICK E DOUGHERTY REV TRUST	PATRICK T & HEIDI A CARNEY

ALLAN B & ANNETTE GROSSMAN	OTTO & JOANNE HAVELKA TRUST

R SCOTT HOPPE	ALBERT D BALLANCE

LACI HOLDEN	JANIS A HART REV LIVING TRUST

MARYANN GROODY	M J COSTIGAN & C L SEGERSTEN

EVERETT J MAY LIVING TRUST 2	GEORGE III & MICHELLE COOKE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

WALTER J BELANGER TRUST	VERA LOPEZ REVOCABLE TRUST

SAMMY GILLIAM	CHARLES L CALCATERRA III TRUST

ERIC & BENNETH STAFFORD	FOGLE LIVING TRUST

HOPPE-MARKLEY LIVING TRUST	THOMAS & NORMA REILLY

RAYMOND C & JULIE R BISBEE	ROGER & MARY BERCHTOLD FAM TRS

DOUGLAS MASSINGILL	MICHAEL J POLLEY

PATRICIA A LONGENECKER	RAY H II & JANIE G WRIGHT

VICTORIA HADDOCK TRUST	BRADLEY W & SUSAN M Y BARTEL

HEIDI E KOIZUMI TRUST	RICHARD & DEBRA POLLAK

DOUGLAS & COLLETTE KUBOTA	CRUZ & PAM LATHAM REV TRUST

GEORGE TAMASHIRO TRUST	JOHN C BENNISON

ERIC KVICK	JEFFREY A LIGGETT

DARRELL & SUE HINSON	ANITA KUSS

FLYNN CASE	MARK W POWELL

ADRIAN & PATRICIA TOADER TRUST	ALVIN & CYNTHIA STIGGE REV TRS

GERALDINE F WILLIAMS REV TRUST	LARRY D THOMPSON REV LIV TRUST

WILLIAM D & LINDA A MCGREGOR	MATTHEW T & LESLIE M LINDNER

ROBERT P & PATSY L STEPHENS	KATHLEEN LYSAUGHT

CAROL S POWELL	TOMMY J & MICHAELYN CLARK

WINSTON B & GLORIA ROSS	LESLIE S OTTO TRUST

MARK A MCCLURE	ROBERT & PATTI BOSSI REV TRUST

THOMAS & KATHI SLAUGHTER TRUST	ROBERT T BALLANCE

HAL H JOHNSON	DAVID YALOWITZ

KATHERINE YOUNG	SCOTT & PATRICIA MEDEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

CHARLES B BOYD	JAMES & MARIE LINTON

BRADLEY J & KONSTANCE SWENSON	R JAMES & ANN SCOTT

DANA M SEXTON	DWIGHT L & SUE BOSTIC

ANITA B MARKWARDT	ROGER F & CYNTHIA L DETERS

HENRY A & CAROLYN F PELLERIN	TRENT & DODIE HOLMGREN-KAMMAN

ROBERT & ONA J TILLAY REV TRST	BRUCE A & KATHLEEN J LOWE

DONALD W PATT LIVING TRUST	JAMES TAYLOR

PHIL & DEBORAH MAIESE	JOHN R & JOLEEN VATCHER TRUST

LAWRENCE G & JODIE M MOUNTFORD	PIRKLE FAMILY TRUST

BARBARA J B WHITNEY	SUSAN J HINKLE

SUSAN L SEEP LIVING TRUST	GARY & JERIE SCHWARTZ

NANCY G KRCIL REV LIVING TRUST	ROBBIE L ROSE-POEL REV TRUST

WILLIAM M FRITZ	MARY PASPALAS & PAUL LAZALE

SHERYL A BATEMAN	JOYCE M SCHORK FAMILY TRUST

KIMBERLY K DRAKE REV LIV TRUST	TIMOTHY HORAN JR

BRANTLEY T & HARTLEY G ONLEY	BERNICE K TRULOVE REV TRUST

CATHERINE M LALEMAN	JANET L HARRIS LIVING TRUST

CZYSZ LIVING TRUST	RICHARD A & JUDITH B SOSIS

RUTH M & JACK SHUCK	LOUIS EDWARD SANCLEMENTE TRST

JOHN L III & SUSAN CIPYAK	STRUBING HEWITT REV LIV TRUST

DOROTHIE HALL TRUST	JOHN H HIGH

BARBARA COSSARINI LIV TRUST	ROBERT C HARRINGTON REV TRUST

MARK ADOLPHUS FAMILY TRUST	DR RONALD H KOHLMEIER

MARK K TAOSAKA	MCINTOSH FAMILY TRUST-2005

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

GLENN S SUEYOSHI	CHANDRA S KAUP MD PC

JOEL HARRIS	KATHLEEN FEDACK

ARLENE LOWY RAU	DONNA L HARVEY

ROBERT HARDCASTLE FAM LTD PRTS	LEE R PHELPS JR

THOMAS W & DIANE T KEOGH	KARINE A & JOHN H MCLAUGHLIN

EDWIN C BRUMMELS	MICHAEL M MACAULAY & JENNY SUN

SHARI POLIQUIN	JOHN E GORELY

KEVIN J & BEVERLY E BOHRER	GEORGE F & MARIAN L CHRISMAN

RAYMOND F LIPPITT	PFEIFFER-BENET FAMILY TRUST

THOMAS HUNSBERGER	THE BENSON FAMILY TRUST

BRIAN K C KAU REVOCABLE TRUST	JON H SCARPINO

SUSAN HAAG & MICHAEL PALMER	MARK H & BEATRICE O COELHO

DALE C & KATHRYN B RUSSELL	DAVID A CLARK REV TRUST

CAROLINE J VAUGHAN	ERIC A LANGE

CHRIS BRINSER	JONATHAN S KROHN MD

YANDELL FAMILY LIVING TRUST	DEBORAH S VERDIER-WOODRUFF

STEPHEN & ANDREA MELLER	HOWARD BALM TRUST

LYLE HEISS	JAMES P & MARY LOU TOMKA

KIRK L & RHONDA K JORDAN	PAUL JAMES TUOHIG TRUST

DON HANEY	LISA G LANE

BILL R & SANDRA E HENSLEY	EDWARD & DEBORAH ROCHMAN

SAM C FORD	PETER F & GALE M JENSEN

ALFORD L & JANET E STEPHENS	JEFFREY A & JANET L FOSSELL

DEBRA KEITH	STANLEY L & BETTY J NOVE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

LINDA C HESS	WILLIAM L PIERCE

LOIS K VOLKMUTH REV TRUST	CHARLES L BOWERS

CHRISTIE A HAACK REV TRUST	VIRGINIA M & LAUREN N MULKEY

THOMAS LUKE	JEFFREY C & KIMBERLY Z BRYANT

SUSAN J DRUMMOND	JANICE MARIE SOCHA-OLIS

JOE CAMPBELL	KAREN J JACOBS

BRUCE & ADRIENNE ROGOVE	DANIEL & JEANNE HAYES

RJS TRUST	BRIAN E & NORA E MILLER DOWD

PAULA VANDERFORD	WADE FAMILY TRUST

JULIA THORPE TRUST	SUSAN K MOLL

BRADLEY T STENSRUDE	ROY & CHRISTINE MELAND

DIANE J & GREGORY P HOFER	KYLE LARSON

DONALD L & CAROL A MILLER	STEVEN & MELANIE KENNEDY

DR VINCENT JOE	JAHNCKE ESTATE TRUST

ANDREW KORCEK	CRAIG & LORRAINE VECCHIOLA

BRENDA WARKOW	LINDA LORD

MARY B & JEFFERY K WIRTH	BARBARA J BOND TRUST

MARY E SUDBROCK-LUCIDO TRUST	J M WELTZIEN

JUDITH A ESPY REV LIV TRUST	JOSEPH E & CATHERINE M GRAHAM

JOHN PHILLIP LITTLE	GEORGE C & GAYLA CRAIG CHAPMAN

KRISTEN A & ERIC D SEVERSON	MATTHEW & ANDREA PITZEL

ROBERT R STRAKA	GREG RANDALL

ANDREW W MATHEWS	KEVIN C HARRISON LIV TRUST

HOWARD P & DEBRA A KLIER	DON D BARNETT

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

MICHEL D & VICTORIA L CLIFFORD	BRETT K & KATHLEEN DABERKO

DAVID M BUTLER	JOHN & HOLLY RANKIN

WENFU & HUIYING CHEN	RUSSELL C & SHARON P MAZZARO

TERRY L & ANNELLE R BECK	THOMAS R & DIANE THOMSEN TRUST

ZELPHIA MERKEL	SYLVESTER-JOSE FAMILY TRUST

MALCOLM YOUNG	ANN E ZELLMER

DONALD J ROENNIGKE REV TRUST	GERALD L & STEPHANIE K STANTON

RICHARD S BURTWISTLE	RAYMOND M & SANDRA V TROPP

GERALD DEE CAMPBELL	RICHARD A REZABEK

CHARLES & SUSAN BROWNING RLT	KATHERINE M & CHARLES L MLAKAR

SHAWN M RECORD	RODNEY & JOANNE CREVOISERAT

ANN MARIE NEWMAN	DARRELL DALE & KAREN D DAVIS

SHUN HING V CHAN	PRAG LIVING TRUST

JAMES & AMANDA SAFKA	CHRISTOPHER & KRISTEN GODEK

JENNIE L CHIN TRUST	ROBERT GREENWALD

PAUL R & SINA M I PRADEL	DENNIS E & KATIE S EVANS

SCHAFFNIT FAMILY REV TRUST	CHARLES & CAROL WARNER REV TRS

JOHN A & BARBARA K BEILFUSS	BRAD G KOHLE

DANIEL & GAYLE DECKER	KENNETH F & MARGARET KLESPIES

SHELLEY M & KATHY C BOWLES	RAM & SITA LALCHANDANI TRUST

C SCOTT & BARBARA GUTSHALL	W G TREY WING III

CLIFFORD PARTNERSHIP LTD	DAVID G BASSITT

JAMES L RATHBUN	ELDON MAHONEY & JUDY SAFSTROM

ELDORA L CHANG TRUST	DANIEL & PENNY GERMAIN LV TRST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

GREGORY REYNOLDS & GAY JURGENS	DEBRA E WINDHAM REV TRUST

KEVIN T CRAFT	JIM L & PAMELA S AMES

GREGORY B TAYLOR	CHARLES W COOK TRUST

COREY C CONRAD	SHEILA B FLYNN 2006 REV TRUST

UNGREN LIVING TRUST	TIMOTHY J & VICKY L GEHRING

RICHARD J & CYNTHIA A DOMANN	BARBARA J STEVENS RLT

ANGELA F REGAN	DOUGLAS P HUTCHESON

HOOVER REVOCABLE LIVING TRUST	DONALD JAMES DORR REV LIV TRST

JAMES O & LINDA C LEESE	DOROTHY I GOGGIO REV LIV TRUST

DALE E & NANCY G JONES	SADASHIV D PARWATIKAR

MARK C THIES	MELVIN J JR & SUSAN RECTOR

FRANKLIN LEWIS HARBIN	PAULA M GULLEY

THOMAS M KEINATH	MELBA JEAN WEHMEIER

PAUL LEON TRUSKEY TRUST	TERRI J SWANSON

DARRELL L HARTLEY	STEPHEN C MD & JUDITH ROCHMAN

MAXCY III & PATRICIA NOLAN	NANCY L DORLAC TRUST

LAWRENCE RONALD GROSJACQUES	WARREN PETER LIVING TRUST

THE MAHER FAMILY TRUST	VICTORIA J DORR TRUST

THERESSA WRZESINSKI	PATRICK J & BRENDA CLARKE TRST

MARINELLA & CORNELIUS VAN HAL	HAROLD L & LILA M BUMANN TRUST

TERRY C & LINDA S HORNUNG	CHARLES F & GLORIA BENZIE TRST

THOMAS A & EDITH NANICK	JAMES M PATTERSON

RICHARD H & LISA L DICKSON	JOHN R ARRIETA

ARNESON LEZLIE ITO REV TRUST	DAVID E YOUNG

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JILL K BOYLE	GEORGE & LOYD MARILYN WELCH

C EDWARD DAVIDSON	ROGER ROCHMAN

DALE KATT	BRUCE J RAILEY

JAMES O IVEY JR	GEORGE D & TERESA O HOLLAND

JAN M GOOD	CLIFFORD J VARS III

ROGER A GRIMM	ROBERT C & MARY A DAVIS

TERESA GIASSON	SOLOTKIN INVESTMENTS LTD

SHARRON S TROLLINGER REV TRUST	SIDNEY FLEISCHER

MICHELLE BUSCH	RICHARD M LOWENSTEIN

DELORES A STOLTMAN	AMELIA P PARKERSON

STEPHEN M FLUEGGE	EUGENE GOLDMAN

ROBERT C HUBBARD	ROGER HARRIS FAMILY TRUST

THOMAS R & SANDRA S ENGLISH	HOLLIS B CANTERBURY MGMT TRUST

ROBIN J GOWER	AARON HILL

CHARLES A LOWER	JAMES R HEROLD TRUST

FRANK S SMITH	DAVID G BASSITT REV TRUST

TOM & ANITA SZCZUREK	NEAL CHASTAIN

ROBERT L ROGGE	ROBERT W ALFINI TRUST

DAVE & JANICE KLEIN TRUST	HILL-CURRIE FAMILY TRUST

TOMMY C DANIEL	KATHLEEN J NUCKLES

DANIEL CLASSEN	ERNEST E OR ELIZABETH J LESTER

PEGGY D HART RLT	MICHAEL A GRAVEN

PAMELA G BILADEAU	GEORGE J JR & WINIFRED GILLEN

ROBERT L & MARTHA G SMITH	WILLIAM W SPROUL

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

LAURA G SHEPPARD	GARY W MAZUREK

H J CUNCANNAN	LARRY R BIGBIE

BARRY W & LEONA D LOUDERBACK	JEFFREY D HENRY

PAUL J GARRETT / D S BUCHWALD	WILLIAM C & KELLY R SMITH

KIMBERLY A JOHNSON TRUST	PATRICIA JEANE DONAHOE-BARGER

SUE A & LEE B OSSMANN	DONALD J FARQUHAR

CHARLES P & CONSTANCE P BROWN	SUSAN E KLEE

BLAINE WOMER	JOHN & JOANN CAHILL FAM TRUST

CURT L & MARY D MCSWEENY	MARC L & DEANNA M SCHOEN

ROBERT SCHELD & HUGH BAILEY	MARY LEIGH ARMSTRONG NEIL

RICHARD F & BETTY J BURBAGE	RUSSELL D & WINDI B VERNER

ELMO W & LUCILLE C MCCARTY	TIMOTHY R & ANN K LABEAU

ROBBIE KUNREUTHER & A HAMPTON	NICK HATZIS

DOUGLAS W & DIANE C BAER	RAYMOND L FLAKE

DENNIS J & KENDALL L FLANDERS	GARY T & JUDY E MEYER

BEN WHITSETT	MARTY J SALTZMAN

BRIAN C & LAURIE HEALY	KURT KECHELY

SCOTT R & ANMARIE A ELLINGSON	SUSAN M LOWENSTEIN

ELAINE M ANDREAS REV TRUST	GARY COWGER TRUST

DANIEL A LOTTO	M DAVID PREJEAN

CUNNINGHAM REVOCABLE LIV TRUST	DONALD & MARION BAER TRUST

PAUL A MEINEL	JEFFERY R & JULIE K DOOM

JACQUELINE FEAVER	MILDRED R MCCONN

BRIAN CHOU & KATHRYN REID	JAMES & ANDREA LUBINSKI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

P L BROCKETT & B L ETTLESON	GAZDIK FAMILY TRUST

CHRISTOPHER J ELLERBROEK	JOHN & SANDRA KISSEL

AMY LOGAN	DANIEL S SCHWARTZ MD

MELVIN J & GERALDINE K MASIN	MAYNARD NELSON

ARTHUR J & DIANE E HERMES	DR VICTOR &NATASHA LICHTENBERG

JONATHAN D WARREY	JOHN BICKERMAN

JIM STEPHENSON	CAROL L LADY TRUST

SHERMAN & SHIRLEY L MARKOWITZ	NEAL A CHASTAIN III

ALTA LEE WHITMORE TRUST	RANDALL L TALLENT

ROBERT & CHERYL STEINBRUCH	ROBERT & ELIZABETH FITZGIBBONS

WILLIAM A & ADRIANNE S LOWETH	RUTH J MISCHNICK DEC OF TRUST

PAUL B & SUSAN BAPTISTE	ROBERT W ARMSTRONG

WILFRED R CASTRO REV LIV TRUST	JOYCE E STENSRUDE REV TRUST

LAWRENCE G & YUKO J ORNELLAS	PHILLIP R NEFF REV TRUST

NORIKO NAKAMURA REV LIV TRUST	JOAN H ERICSON REV LIVING TRST

JAMES J & CHRISTINE WILKINSON	FERRE & MARQUET TRUST

DAVID HANSON	TODD J & LISA J ABEL

ERIK M & RACHEL C CARLSON	TILTON FAMILY TRUST

LINDA DIANE MATHURAN FAM TRUST	RICHARD M ABERNATHY

SALLY HESSON	DAVID K PADGETT

MARIANNE OJILE REV LIV TRUST	F GARY CUNNINGHAM

ROBERT K & NANCY B DYER	CURTIS A DELEGARD

STEPHEN C KNUDSEN	ROBERT CHLEBEK

JOSEPH & MARYLEE DOBBES	EDWIN E DICKAU

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

BETTY K TURNQUIST TRUST	VICTOR J GUARINO

JAMES M & BARBARA A FRIDGEN	DAVID E SARTAIN

ROBERT E & PAULA J GREY	FREDERICK WINKER TRUST

PATRICK PAUL & DIANE I HUNKE	JOHN & CYNTHIA SUE KENNEY TRST

LEANNE P KEMP-GENDRON	RADCLIFFE FAM TRUST DTD 2/5/98

RONALD E JUHL REVOCABLE TRUST	THE SAB TRUST

THOMAS F TIBBITTS REV TRUST	MATTHEW J & AMY L WISE

EHLERT REVOCABLE TRUST AGMT	RICHARD M KOBDISH

DANIEL & HALEH BANAYAN	RALPH E WADLEY FAMILY TRUST

JAMES D BROCKMAN	ROGER J CHUSTZ

MICHAEL A JAMES	THE KNOWLES FAMILY TRUST

FRED W & BARBARA J KLATY	KAREN C & TIMOTHY SHAFFER

KLYE M & SHELLEY T CARPENTER	G RYAN EADS

JOHN JEPPSEN	MARGO M GLATER

STEVEN J MIESBAUER	STEPHEN R SCHAEFER

PARVEZ & FARAH SULTAN	JOHNSON-MORENO FAMILY TRUST

WENDY S KADNER	CUMMINGS FAMILY TRUST

DEAN D WEEMHOFF	GEORGE E GEIER MD

JOHN & ELIZABETH RUSSELL	JASON B YU

BARRY G & CAROLYN C MORLOCK	ROBERT H GIST

GLENN & GLADYS RIMBEY	CHARLES H & LOLA E BATTLE

GLENN & SHARON BAER	PAUL & PAMELA BUMANN FAM TRUST

BRAGG FAMILY REV LIV TRUST	MARK S & JENNIFER R HOMER

GERALD W & MARIANNE E MUNDY	THOMPSON FAMILY TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

BARBARA RICHTER REV LIV TRUST	HUBERT C SR & ALICIA L AUCOIN

GREG & BONNIE HEMBROCK	DAVID M SILBERMAN

HARRY R & JANET IRWIN	JIM K & DOROTHY C LITCHFIELD

LAWRENCE R & BARBARA L P ALLEN	SHELDON G SCHULTZ TRUST

SHARON M LEE	ROBERT W NEILSON JR

SCHIEVE FAMILY TRUST	PAUL & ANN GESME

WENDELL R MAYEDA	BRAD A WARD

DAVID V & TRUDY R CREGO	EVERETTE L ABERNATHIE

DAVID & WENDY SMITH REV LV TRS	SCOTT & PAMELLA NEWMAN TRUST

DALE A & K’ANNE P COX	PATRICK J PETRILLO

VU THE NGUYEN	NANCY J PEKLO-NOSAL TRUST

THOMAS A & YVONNE S OSREDKAR	ALAIN J MARENGO-ROWE

ROBERT C & ANNE C STRATON	WILLIAM & CAMILLA ELLIOTT TRST

JOHN J HIGGS	MICHAEL WILLIAM DUPRE’

JAMES K SUTTER	RONALD D & LAURA BRANDERHORST

ANNE B WHEELER	BALES LIMITED PARTNERSHIP

WILLIAM P & DIANE C CARNEY	DANIEL J & MARY K BRENNAN

DIANE E LEAKE	JOSEPH P JR & VICKI S CONROY

TIMOTHY P REARDEN	DAVID M & ROBERTA S CAURDY

DIANE ANDERSON	TAYLOR RICHARDS TRUST

HELENA CY PAI REVOCABLE TRUST	PERRY FRANKLIN

ROLAND ULRICH HOFFMANN	PATRICIA A KUDLA TRUST

ROSEMARY M BURNSIDE	RICHARD H FITZGERALD

MICHAEL A SWINKELS	FRANCIS W DANA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

KATHRYN B GILLER	PATRICK O’LEARY

EUNYCE R PROUTY REV TRUST	JOE J ARCISZ

DALE R HANSON REV LIV TRUST	JIN LIU

FRANKLIN & MOLLY HOMER	CHARLES E & SANDRA J CHAPMAN

WENDY LADERACH	RAYMOND B & BARBARA R MUNIC

WILLIAM & CAROL ENGEL	JARDINE FAMILY LIVING TRUST

CHERYL A LAMPING	RODNEY & JILL KOFORD FAM TRUST

EDWARD LOWY	MONICA M MCNEAL

RONALD VAS	ANGEL CALVO & KELLY SHIELDS

STANLEY MARCUS	RANDALL ALLEN

MARILYN J QUAMME	JOHN F & VALERIE E CARDARELLI

DAVID LEE & HOLLY JEAN JESSEN	NEIL R PARRY

JAMES & CHRISTA JAHNCKE-TTEES	MICHAEL J HERBST

JOYCE ANN DEMOREST	JUSTIN & KIERSHA WHEELER TRUST

SLAUGHTER FAMILY TRUST	JOHN & KAREN NELLIST TRUST

BRIAN C PROSES	CRIST FAMILY TRUST

HOWARD & ROBIN ELSON	PAUL & JILL GILLARD TRUST

NATHAN & ABBY SAVITZ	GARY MESSINA

CHARLES & BARBARA KAUFMAN	JOAN A JOHNSTON

PAUL & LAURA ROBINSON	GRACE O KANDA

GREGORY A & JANET W WILSON	CLINTON H BROWN JR

E DAVID & BARBARA E KING	DERRICK & JOAN ZIMMERMAN

DONALD H BARRINGER	ZEUS TRUST

JERRY D & CHARLOTTE B KILLMON	RICHARD E & MARGARET E JENSEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

ALLEN & LORI GASPER	PHILIP HOLLYER LIVING TRUST

CHARLES J & KATHLEEN K NEIR	RONALD & KAREN POIDEVIN

RANDALL E WALZ REV TRUST	GREGORY & CYNTHIA SCOTTO TRUST

JACK L VANDERLAAN REV TRUST	JAY D VAN HOUTEN

STEVEN E & JANET E MICHELS	KUYKENDALL 2007 REV TRUST

LISA J AMMONS	DOREEN J DAILEY

LARRY D & ELLA M KOOL	ROBERT H WHITTINGTON

THOMAS M & JOANNA ROCHE	RALPH M WEINBERG TRUST

JOHN J & JUDITH LYNCH	ZENA KAUFMAN TRUST

THOMAS S & SHARON M METTE	THEODORE PERRY

LESLIE J & THOMAS M PALACE	GTF ENTERPRISES III

CAROL FRANK	ROBERT L WARTINGER

LYNN R SMITH	MALCOLM L MCCLELLAN

LANCE TERUYA	CONSTANCE M BURKE

HILARY J CHAMBERS	EILEEN F MCGARVEY REV TRUST

DIANA L SCEARCE CHAMBERS TRUST	MILLARD III & COLLEEN JACKSON

JAMES WALLACE & PEGGY R KELLY	JOHN D & MARY J TALAGA

PAT S WETZEL TRUST	WILLEMSTYN REVOCABLE TRUST

RAYMOND & DEBORAH PIKULSKI	WESTON A & GINA F WEBER

DOUGLAS WAYNE DOTY	ELENA SEGUIR 2008 REV LIV TRST

TIMOTHY B & ELIZABETH O’NEILL	KEVIN J & DEBORAH A HEINL

RAMONA M JONES	BETTY L GRAVEN

SHAUN N & JOAN COFFEY TAYLOR	MEHDI ROUSTAYI TRUST

GORDON H & JAYME V CRAFTS	JOHN B PADGETT III TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

WILLIAM C WILSON LIV TRUST AGM	MICHAEL J & NANCY T LONG

RONALD S & MARIE A WILSON	LINDA Z ARMES REV TRUST

PHILIP HORABIK	TERRY R BEALE

JEFFREY L & MELISSA K DRISKILL	ANDREW & JULIE MCLINDON

WALTER K NAGASAKO	BARRY F MCNEIL

ROBERT & DONNA KLEINMAN	JOAN L SEDLACEK TRUST

RONALD JAMES SCHELLHASE TRUST	DAVID M & KAREN M TUTT TRUST

TIMOTHY C & MARGARET R DYAR	BEASLEY 1990 TRUST

GRETCHEN E FROEHLICH	LESLIE JAY & LAURIE B KATZ

DAVID P & MELANIE ALLEN	YOUNG FAMILY REVOCABLE TRUST

LEIGH A WHITE	MARSHA PERKINS

ATKINSON FAMILY LMTD PRTNRSHP	PAUL S & SHIRLEY G NOLAN

LORIE LITTLE	KAREN Z & JOSEPH H GAUCI

METAXAS FERENTINOS & MARY ZACK	ADAM C OSTHED

DANIEL CADELINIA	MARY ELLEN LEARY

S E & H J HERMAN REV JNT TRUST	BUNTIN FAMILY TRUST

MELVIN S & ELIZABETH F TANITA	DONALD J & MARY C O’CONNOR

DONNA JEAN BRUHN TRUST	E ALAN MCGEE

JACQUELYN A REEVE	DAVID J & MARCY G FISH

DAVID E & DONNA L RINEY	JOHN T & LAURA SEYBOLD CARNEY

THOMAS D SHORMA	DANIEL N & MIRIAM R DAVIDOW

ROBERT W & JOANNE B ATWOOD	JAMES F JR & DEBORAH P WILSON

RONALD & LYNDA HONBERG	MARIUS & LONE HAAS

DR THOMAS SEWARD	ALEXANDRA PASTINE MCMANUS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

CHERYL LADD	DEAN GRUNDMAN & DEBRA ANDERSON

JOSEPH & GERALDINE MCCOY	ALAN J GROEDEL

JOHN & NANCY HADDAD	CARYN M GROEDEL

DAVID DORNFELD	NICHOLAS BRET DEBENEDICTIS

GREGORY & FRANCISCA SCHELL	NICHOLAS & EILEEN DEBENEDICTIS

WILLIAM D FRIEND REV LIV TRUST	JOSEPH G TEGREENE

JAMES F HALE	CHRIS E BEALE

REX HIROTO IMAYE REV LIV TRUST	MARTIN N BUXTON

GINA G MACDONALD 1995 REV TRST	DAVID M GILLIGAN

SHARON K JORDAHL	MICHAEL H HARDMAN

FRANK L & BREANDA L CROUCHER	STEVEN A NEWMAN

ANTHONY JR & MARGARET BASILE	GLORIA B STARKMAN

JOHN MACKINTOSH	CHARLES H THORBORG

CLAIR & ALEX SLOBODSKI	FEGLEY FAMILY TRUST

RICHARD T & CAROL E CROWELL	JOSEPH RANDOLPH FRAZER

JOYDIP ROY & MONAMIE GHATAK	ROBERT M SMITH

GREGORY D & KAREN E SCHNELZER	MICHAEL D JANAK

PAUL C LARSEN	GUY WAYNE & DEBRA M SLEDGE

SHIRLEY C PETERSON	PAUL G & CINDY KATES

JOSEPH & P HANNAH D ZYTNICK	THOMAS L RUCH LIVING TRUST

FELDMAN FAMILY LIVING TRUST	NANCY B BROWN

ERIC E THOMAS	PATRICIA J DONALDSON REV TRUST

JERALD A & AMY L MOORE	PAUL E PLAYER

DONALD W AUSTIN REV TRUST	JOHN NESWADI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

GUY P BOPP REV LIVING TRUST	NANCY M LAMBERT LIVING TRUST

WAYNE A SCHERR	ROBERT M HEMBERGER

RUSSELL B & KRISTI WEBB	DAVID F MASON

ISACKSEN FAMILY TRUST	MICHAEL P & MADONNNA B ROTH

JOHN J & DOREEN L GRIFFITH	J F BORZELLECA JR & E L BROCK

REPP FAMILY TRUST	ROGER E & LINDA RAE ARNDT

ROBERT HODAPP & E M DYKENS	KOKOMOJO LLC

JOHN H & EILEEN V WESSEL	NICK G COVELLI

KATHERINE J SAUER REV LV TRUST	RAMON NAVARRO

CAROL S ALLEN	JOY DANIEL WILSON

EUGENE G LAMBERT LIVING TRUST	KRISTINE A GERISCH

THEODORE S BUDZYNSKI	TONY & SHELLIE ROISUM

ROBERT D JR & BETTY S COWLEY	PATRICIA ANN GUTER TRUST

ANNE T FORTNAM	LOREN WEAVER

ROBERT B LITZ	DANIEL M MARGOLIS

WILLIAM M & REBECCA BATTEAS	NINA C CARLSON

CAROLYN R STEVENSON REV TRUST	KOCHAN FAMILY REVOCABLE TRUST

MARK & RITA RAMSEY	JOSEPH F & MARY E BORZELLECA

WENDELL J H CHOY	SHARON K MITCHELL REV TRUST

A KIRSCHENBAUM & B SILVERSTEIN	EVANS FARM LTD

STEVEN H & RENEA M WILLHAM	JOSEPH W MARION

KENT & BARBARA SUMMERS	TAYLOR LIVING TRUST

BARBARA Z & DAVID S MOSS	RICHARD I & WENDY C TODD

HAROLD W & MARGARET K JACKSON	ELISABETH C BACON

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

NICKI S SEGAL	JANE B PORTER

THOMAS RICHARD EARLE	NICOLAI FAMILY TRUST

ROSINA DISALVO TRUST	BRUCE & SANDRA LURIE LIV TRUST

TIVAKARAN FAMILY TRUST	JANICE L KINTNER

JERRY & CAROL ALLDREDGE	ROGER H & JANICE M STEINER

JAMES & ERNESTINE HALSTENBERG	BILLY J & LOVE JOY WELLS RLT

LINDA J TAYLOR	MEWBOURNE DEVELOPMENT CORP

STEVEN W LEE	LEE D PENNINGTON

GERARD A GIBBONS	THE JORDAN FAMILY LLC

IRA YUDENFREUND	MARK & BETSY BASS

JACK A BACSKAY	CHARLES E & MARY K WALKER

ANTHONY & ALESSANDRA MEDIGO	JANET M SMITH

FREDERICK L BAEHNER	DAVID J HICKS

JEROME B KAUP	ANDERSEN LIVING TRUST

KATHLEEN A MALTMAN	CAROLYN K JOHNSON

MARY ANN KENNEDY	GENE BALL

BONNIE G CLIFFORD REV LIV TRST	LLOYD K MIGITA REV TRUST

CONNIE MAGERS	M BERT & VALERIE A HUTCHINSON

MARY E HALEY TRUST C	ROSEMARY MOFFETT

BRIAN A & DEBORAH W SWANN	VERNON J & JUDITH A ANDERSON

ROBERT N EARHART	THOMAS G LONG

RANDALL A BERGERON	NICHOLAS J PORRINI

JOHN PLONKEY	SCOTT JACKSON

MARGARET M & KENNETH KLESPIES	GERALD L & STEPHANIE K STANTON

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

BILL OPINCAR	JAMES G BALASCHAK

DAVID E OPEL	JOHN A III & CYNTHIA A SECRIST

GAIL ESHENBAUGH	AMBROSE CHAN

JOHN W ALDEN	KATHLEEN J OLSON

ROBERT B TROENDLY REV TRUST	HALLMARK SOUTHWEST CORPORATION

STANLEY P & NANCY H CLARK	SIMMONS REVOCABLE TRUST

SANJEEVI C & SHANTY TIVAKARAN	MARY A SUCHAN REV LIVING TRUST

SUSAN E LARSON	RICHARD P CARNEY

JAMES H & RHONA S HANSEN	DAVID GEORGE BASSITT TRUST

GARY L JONES REVOCABLE TRUST	ROGER FRICKEL

MIKE & SHARON DELLINGER	DAVID A & ANNE M VER HELST

WALTER ZIMMERMANN LVG TRUST	KNUT & ANNETTE ERIKSEN

SAMUEL K & BRENDA P MCELHANNON	JAMES E JR & MARY O VAUX

JOHN L & CARRIE C CALHOUN	DONALD KELLEY LIVING TRUST

THOMAS J SCHABEL	RONALD L SLIVKA

JAMES R & MADGE K SCHMANK	KEVIN P KERTZ

CRAIG R KNOCHE LIVING TRUST	JOHN G MERGNER SR

MICHAEL A HARDER	KEVIN F JAMES

ROLAND & LINDA QUERY	STEVEN KAI HARRISON

TOM & MARCELLINE HAM	MARCIA J LOESING REV LIV TRUST

SAMUEL Y CHAN	DAVID S HODGES MD

PEGGY GIST	NEIL A KURTZMAN

VIRGINIA J GOOMIS	LEIGH ANN JENKINS MD

LARRY HOLTZ	WINSTON J RENOUD

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

ANITA BIZZOTTO	JEFFREY A & DABNEY H ROUSH

JOHN J WIRICK LIVING TRUST	RICHARD W BORK

CAROL B KATZ LIVING TRUST	GWENDOLYN J SCHARP

BOBBY J BYERS REVOCABLE TRUST	SAM & BETH PERLOZZO

JUANITA WHITE	GERALD R RUPP

MICHAEL J FONTANA	DAVID & SHELLI FOLKES TRUST

FREDERICK LOWELL LIVING TRUST	ROBERT F & CYNTHIA C NASH

MARK G HEITKAMP	DAVID J LINDSTROM REV TRUST

ALLEN SWIFT	WILLIAM W & DIANNE S HANSEN

JANE B LUBA	BRICK DISTRIBUTORS LLC

DANNY E MATHIS	JASON D RASH

JAMES M & LINDA C TOMICH	MIN-HUI KU

DMITRY DAVID POLEVOY	MICHAEL DEVINE

DAVID & KARLA HARPER	DAVEY B & NANCY C STALLINGS

THOMAS C JR & KATE BESSELMAN	BAYLESS FAMILY TRUST

THOMAS C BESSELMAN SR	LLYNN & TONJA KUNTZ

ALBERT H & LINDA B WINGATE	DAVID & DIANE GRUBBS REV TRUST

LYNNE A ALBEE REVOCABLE TRUST	REBECCA S HARVEY

JAMES E ANDERSON	DEBRA K STEVENS

PURCELL LIVING TRUST	DAVID M & CHERYL L WILD ROCK

GREGORY W & LOUISE OVERBEY	FARIBORZ VAKILI

MICHAEL & JANET GORSKI	JOHN R SUNDBERG

KAREN GRAHAM	DANIEL H CALDWELL

HOWARD & ARLENE WILLIAMSON	ALAN R KERTZ REV LIV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

WENDELL K LEE REV TRUST 06	GARY R SCHERBER

GERALD L SMITH	MICHAEL L & STACEY A WOODEN

DAVIDOVICH FAMILY TRUST	JOHN & SHAREL DYER

SAB ENTERPRISES LLC	BARTON A & KIM F BIXENSTINE

WM MICHAEL MCCULLOUGH JR TRUST	G WILLIAM HAINES

ROBERT G SIMMONS & M PAULETICH	WILLIAM W & JACQUELINE SPROUL

HEBBLETHWAITE LIVING TRUST	BILL KINGSBERY

DOERING FAMILY REVOCABLE TRUST	LILA J DEEB TRUST

GEORGE E GUTTSCHALK DECL TRUST	TOBY ALFRED & KENNETH ALFRED

GEORGE S & SUSAN D TEMPLETON	WAMHOFF REVOCABLE TRUST

ANTHONY & SUE TOSTO	TUPPER S BRIGGS

SHERRILL FROESEL REV TRUST	SEEMAN FAMILY TRUST

SHARON H BUDNIK	STEPHANIE & GERALD STANTON

CLAUDIA M CLARK LIVING TRUST	GERALD K BODAMER TRUST

DANIEL F HEY	KENNETH L JORDAN JR TRUST

DONALD & BARBARA CLARK	DECOSTERD LIVING TRUST

SUE ANN BRANDL TRUST	RICHARD E SLYE TRUST

EVAH B JOHNSON REV LIV TRUST	LEAH R RIEDEL

MILDRED M JOHNSON REV LIV TRST	DONALD E JR & ROBIN R FRENCH

NANCY M FARMER TRUST	H SCOTT REEVES

STEVEN G CLINE	JAMES KEVIN BROWN

MICHAEL T GREEN	DAVID MATHIES

BECKMANN REVOCABLE LVING TRUST	JOHN E SAMPSON

JIM KENNEDY	JOHN T PEISTRUP REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JEAN H DURNAL REV LIV TRUST	BINDLER LIVING TRUST

WAYNE F SCHILLY REV LIV TRUST	THOMAS P KALMAN

ROBERT & LING FU WYLIE	SAUL & NANCY PILCHEN

JEAN KING	AVERY-SIDES FAMILY TRUST

DONALD J BEARY	JAMES M BISSING

RICHARD S & WANDA J ANTHONY	SUPPAN LIVING TRUST

THOMAS F HOWELL	DONALD C TEMPLIN

JOE ED & NAN JO BURNAM	BRADLEY & KIMBERLY HAWPE

RETHA SMITH	ERIC CUMMING

KLEFFNER REVOCABLE LIV TRUST	JOHN D MICHAELSEN

SUMIKO GUMMERT TRUST	NORMAN RANDALL REEVES

A KEN FLAKE	JOHN P HOVAS

THOMAS K & ANNE S RIESENBERG	GEORGE JAMESSON

DEAN A HOLLAND	JOHN C RASH

JOHN H TOWERS	THOMAS D TURNBOW

JAMES GOMEZ TRUST	RONALD CARTER FAMILY TRUST

ROBERT W TOBEY	BERNARD R & VALERIE S GLASS

WILLARD L & CLETA B DIX	ROBERT D & GLINDA B POE

BRIAN T HART	JOSEPH & LIZETTE PETER FAM TRS

KENNETH & CYNTHIA A TROTTA	DOUGHER SURVIVOR TRUST

TERRENCE E & CHERYL B STIFTER	ROBERT L SCHROEDER JR

AGNEW FAMILY TRUST	ELIZABETH M BIESTEK TRUST

JACK O HARDIN	JSG REVOCABLE LIVING TRUST

WILLIAM M CONROY III	DANIEL CHOJNOWSKI REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

FREDERICK D & GLENNA ENGLE	DATHEL LACKEY TRUST

SUZANNE G RIKKOLA TRUST	PHILLIP L CACIOPPO

ADELE J FINLEY REV LIV TRUST	PORTIA FAULKNER TRUST

OUTLAW FAMILY TRUST	MCPHETERS FAMILY TRUST

DOROTHY ECKERT TRUST	TRI-STATE THEATRES

NED & SHARON DANUSER	WAYNE STANIEC TRUST

DORIS W FINDLAY TRUST	EDWARD W MACKIN SR

C PATRICK & MARIA C CUNTZ	JAMES & LISA O’NEAL

JOHN R SCHUENEMANN	ALBAN P THIERY

WITTHAUS FAMILY TRUST	MARIUS J SANGER

ROBERT C & DONNA D DELUCA	CHARLES BREWER FISCUS TRUST

FANE S DOWNS	CARACCIOLO FAMILY TRUST

LYNN R & DOTTIE B INGALSBE	DAVID & DIANE CHARLTON

WILLIAM F & VIRGINIA A MARTIN	ADAM & JANA TIMMERMAN

ZUMMALLEN LIVING TRUST	BLAND LIVING TRUST

CAROLYN R SANDVIG	JOHN G JOHNSON JR

VAN A NIEMELA & NANCYANN CROWE	WILLIAM LACKEY III TRUST

STEUDTNER LIVING TRUST	GEORGE & MARY LARSON

JOYCE C MITSCH	SCOTT & SHANDA BICKELHAUPT

ROLAND & LUANNE BERGSTROM	ELMO L & LORA PATUREAU

RICHARD L KEMP	NICHOLAS CAROSI III IRRV TRUST

BRIAN & LISA PERKETT	HERMAN ULLOA

LEONARD ROSENBERG LIV TRUST	LAWSON FAMILY TRUST

PHILIP R & CATHY L WEBB	MCCOOK-MCWILLIAMS FAMILY TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JAMES F BRINTON	JACOB G & ARLEEN E GARZA

GLENN R YTZEN TRUST	GREAT DANE REVOCABLE TRUST

SPRATT LIVING TRUST	HAMILTON LIVING TRUST

WOODY LIVING TRUST	JAMES MICHAEL FARRAR

JESTER FAMILY LIVING TRUST	THOMAS & SANDRA MORRIS

DAVID M NELSON	ISMAEL CARDENAS JR TRUST

TRUDY E KEANE REV LIV TRUST	JOSEPH H & LYNN D EVANS

MUNSTER FAMILY LIVING TRUST	EILEEN M CAVANAUGH

ALLEN P & JANIE L HILL	D’AGOSTINO REVOCABLE TRUST

MICHAEL J FILINGERI	PETER L & TERESA M PERKINS

STEPHEN & JUDITH MOGELNICKI	R RAY BROWN

JENNIE MCKINNEY	CHERYL BRALLIER

BARBARA P CHAVATEL	JAMES A CARTER FAMILY TRUST A

THOMAS & ANGELA PROST	DEBORAH L CRIFASI

ROLLA G & SHERRY HENRY	JAMES R & LINDA J JOHNSTON

WILLIAM & CHERYL SAALI	LOUIS M RUGGIANO

MELISSA GRIFFIN CAMPESI	ROBERT LAMB

ISAAC & SHOHREH YOMTOOB	BILLY R POE

RAUL N & SUSAN CALVO	LANDIS FAMILY TRUST

CHARLES W MOCK	THOMAS BLASCO MD

NELSON FAMILY REVOCABLE TRUST	HINES FAMILY TRUST

NELSON FAMILY TRUST	CYNTHIA BARKSDALE

JED & GLENDALEE SCULLY	DAVID J HEALY REV TRUST

PATRICIA MCDONALD	MARNE F VORNDRAN REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

SCOTT D BRONSON	HENRY LAWTON HALL JR

LAURIE WRIGHT BREEDLOVE	MICHAEL SILVERMAN

DONNA M OELZEN	JR TEEM ENERGY ENTERPRISES IV

MARC R & MARIANNE SPORTSMAN	CLS ENERGY ENTERPRISES III

PAUL L & JO ANN ZWEIACKER	WILLIAM F GRIFFIN LIV TRUST

WILLIAM CASAGRANDE	GEORGE P TURNER

CHRIS & MICHELLE BODENSTEINER	JOHN N SINGLETON

G S RICHARDSON & DEBRA KEITH	TOMOHIRO YAMASHITA

HENRY J POLLEY	JONATHAN H & ROSEMARIE M IVES

LYNN MAGGIO	BILLY J GOBBLE

OLIN R PAINTER REV TRUST	GLENN & CATHERINE MAYER

PAUL J ROY	ROY JOHNSTON

JIM LOCKLEAR	JOHN C HARVEY

CANDICE D PREJEAN	R RUSSELL DARBY

FRED D CRISP	JAMES G MD & REBECCA GRATTAN

DALE M HAUPERT	BRIDGET M NUROCK

ROLLAND F ZECK	DAVID ROBERTS

GUY S SWAIN	RAYMOND, ROSALYN, AARON REBECK

LANCE J JOHNSON	LACKEY PAT II

DAVID A & JEAN SHURTLIFF	CLAIRE E BORK

CHARLES CHULK III	WALTER A BORK

JERRY B & CATHY HANSEN	MICHAEL R & WENDY IRWIN

JONATHAN D SPANGLER	JOHN C TORRENCE

JEFFREY D HIBBERT	NICOLE MCDONALD

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JOSEPH H & MARCIA A HERNICK	VERONICA ORTIZ-BUCK LIV TRUST

WILLIAM PUCKETT	THOMAS MICHAEL O’CONNOR

RONALD J & JANET R BRICKEY	TERESA V MITCHUM REV LIV TRUST

JOSEPH & BELINDA VEILLON	ERIC A SHELDAHL

JAMES T SPEIRS REV LIV TRUST	JEFFREY SUPPAN

VINCENZA P FILINGERI REV TRUST	LJ HANSARD MD & PA HASKELL MD

HAZLETTE FAMILY TRUST	PHILIPPE VEETERS & M MAASSEN

ROBERT L GOSSETT TRUST	JARVIS ANDREW KEEL JR

CARR FAMILY REV LIVING TRUST	KATHY L BOWMAN REV TRUST

TIMOTHY E POWERS	RALPH F HALL

THOMAS R ECHOLS SR	GEOFFREY H & STACY HARRIS

RICHARD L & DORIS A BROWN	ANNE S HALL

JOHN & MYRA GREVE	DR HYMAN GILDENHORN

SARA G SMITH	ALVIN L GRAY

SANFORD T & DOROTHY WARD	MULBERRY REV LIVING TRUST

RANDY J & PAMELA K POTTS	JOAN M WELTZIEN

JON HELGESON	THE WEST TRUST

DONALD & BARBARA MOORE	DAVE FRANCISCO LIVING TRUST

SAAR TRUST	THOMAS M & MICHELLE LADD

KIMBERLY A JAEGER	WILLIAM J & POLLY SURHOFF

MCGRADY & DELMA J ANDERSON	MAX I HIMMEL

JOHN P & TAMMIE L GINGAS	MARTIN STOTT SR

ALAN H TERAMURA	TY & ANGELA WIGGINTON

W RANDOLPH & MERRY E ZATOR	BAR S PARTNERS LIMITED

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 08-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

LANDIS REVOCABLE LIVING TRUST	THE DALLIN LARSEN TRUST

HARTLEY SCOTT FORSBERG	RORY A M DELANEY

JOSEPH A GUALDONI LIVING TRUST	FUNDAMENTAL PARTNERSHIP LTD

ANTHONY & BETH RONDEAU	RICHARD W PATTON

RHAOUL GUILLAUME	PAUL F SEGER

CROSS FAMILY LMTD PARTNERSHIP	A ROBERT NEURATH

ROBERT P BRYAN	JOSEPH DEITCH

BEVERLY PATRICIA S MILLER TRST	C PHILIP THOLEN 2007 TRUST

JOHN & KIMBERLY RAYBOULD TRUST	TODD & SUSAN BLACK

DAVID J & HAZEL M RICHARDS	JOHN W RUDIBAUGH

KEITH C & LYNNE M VALENTINE	ROBERT W GURNEY

ROBERT F SALSITZ	R & J ENERGY ENTERPRISES LLC

DENNIS W LEWIS	DIESMAN FAM TRUST DTD 7/21/98

MICHAEL A COGDALL	BOB & TINA LAMB

RICHARD C BURNHAM	WILLIAM H TUCKER

STEVEN P MALECHA REV TRUST	WENDA H MILLARD LIVING TRUST

JOHN E HEILSTEDT LIVING TRUST	ALLEN R MAJOR

DENNIS & SHIRLEY LONG	HEIKKI JOONSAR TRUST

NANCY & ALBERT TALLEVI	EARL J WILDE III

STEPHEN & MARY K HAMILTON TRST	THOMAS J CONLEY TRUST

L FRED & SARAH V ZABEL